Exhibit 10.5

AMENDMENT NO. 1 TO

CONTRIBUTION AGREEMENT

This AMENDMENT NO. 1 (“Amendment No. 1”) is entered into on August 12, 2026, by and among Evernorth Holdings Inc., a Nevada corporation (“Pubco”), Pathfinder Digital Assets LLC, a Delaware limited liability company (the “Company”), and Ripple Labs Inc., a Delaware corporation (“Contributor”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Contribution Agreement (as defined below).

WHEREAS, Pubco, the Company and Contributor are party to the Contribution Agreement, dated as of October 19, 2025 (the “Contribution Agreement” and, as amended by this Amendment No. 1, the “Amended Contribution Agreement”);

WHEREAS, Pubco and the Company believe it is in the best interests of all parties that certain revisions be made to the terms of the Contribution Agreement; and

WHEREAS, pursuant to Section 13 of the Contribution Agreement, the Contribution Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties thereto and SPAC.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereto hereby agree to amend the Contribution Agreement as follows:

Section 3 shall be replaced in its entirety with the following:

“3. Consideration. Subject to the terms and conditions of this Agreement, at the Contribution Closing, in consideration for the Contribution, the Company shall issue to Contributor the Initial Subscribed Units (as defined below), such that Contributor owns 100% of the issued and outstanding Units, which, together with any Adjustment Units (as defined below) issuable to Contributor as set forth herein, shall collectively represent the right to receive a number of shares of Pubco Class A Common Stock (the “Shares”) in connection with the BCA Closing as set forth in the BCA. For purposes of this Agreement:

(i) “Closing Date Adjustment Factor” means the lesser of (A) the quotient of (x) the Closing Date XRP Token VWAP (as defined below) and (y) the Signing Date XRP Token VWAP (as defined below) and (B) one.

(ii) “Closing Date XRP Token VWAP” means the value of XRP denominated in USD as calculated using the “CME CF XRP-Dollar Reference Rate—New York Variant” benchmark (with the reference ticker XRPUSD_NY) by taking the arithmetic average of the quotes at 4:00 p.m. New York City time for each of the three days immediately preceding the BCA Closing Date.

(iii) “Initial Subscribed Units” means such number of Units equal to (A) the quotient of (x) the Contribution Price and (y) the Per Unit Price, multiplied by (B) the Closing Date Adjustment Factor.

(iv) “Signing Date XRP Token VWAP” means the volume-weighted average price (“VWAP”) of XRP denominated in USD as quoted on the “CME CF XRP-Dollar Reference Rate—New York Variant” benchmark (with the reference ticker XRPUSD_NY) at 4:00 p.m. New York City time on the day immediately preceding the date on which the BCA is signed (such signing date, the “BCA Signing Date”).

(v) “Subscribed Units” means such number of Units equal to (A) the Initial Subscribed Units plus (B) any Adjustment Units (as defined below) issuable to the Contributor in accordance with Section 7(a) hereof.

(vi) “Contribution Price” means such amount (in USD) equal to the product of (x) the Contributed XRP and (y) the Signing Date XRP Token VWAP.”

Section 7(a) shall be replaced in its entirety with the following:

“7. Closing Adjustment.

(a) Immediately prior to the BCA Closing, for purposes of determining the number of Subscribed Units, the Company shall calculate the number of Adjustment Units issuable to the Contributor. For purposes of this Agreement, if the Closing Date XRP Token VWAP is greater than the Signing Date XRP Token VWAP, “Adjustment Units” shall mean such number of Units equal to the product of (i) the number of Initial Subscribed Units issuable to the Contributor and (ii) the difference between (1) the quotient of the Closing Date XRP Token VWAP and the Signing Date XRP Token VWAP and (2) one. For the avoidance of doubt, if the Closing Date XRP Token VWAP is less than or equal to the Signing Date XRP Token VWAP, the number of Adjustment Units shall equal zero. For the avoidance of doubt, no fractional Adjustment Units shall be issued, and any fractional Adjustment Unit otherwise issuable shall be rounded down to the nearest whole unit.”

This Amendment No. 1 may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS AMENDMENT NO. 1 OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH

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RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT NO. 1 OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT NO. 1.

The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Amendment No. 1 must be brought exclusively in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York (collectively, the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Amendment No. 1 may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 15(c) of the Contribution Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first above written.

EVERNORTH HOLDINGS INC.

By:	/s/ Asheesh Birla
Name:	Asheesh Birla
Title:	President

PATHFINDER DIGITAL ASSETS LLC

By:	/s/ Asheesh Birla
Name:	Asheesh Birla
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Contribution Agreement]

RIPPLE LABS INC.

By:	/s/ Eric Jeck
Name:	Eric Jeck
Title:	Senior Vice President, Corporate and Business Development

[Signature Page to Amendment No. 1 to Contribution Agreement]

Agreed and Consented to:

ARMADA ACQUISITION CORP. II

By:	/s/ Taryn Jogi Naidu
Name:	Taryn Jogi Naidu
Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Contribution Agreement]